UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-00121
Name of Registrant:	Vanguard Wellington Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2012 – May 31, 2013
Item 1: Reports to Shareholders

Semiannual Report | May 31, 2013

Vanguard WellingtonTM Fund

> Vanguard Wellington Fund returned about 11% for the six months ended
May 31, 2013.

> The fund outperformed both its composite index benchmark and its peer group.

> Strong stock selection within the equity portfolio boosted the fund’s overall return, as well as its performance relative to its benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended May 31, 2013
Total
Returns
Vanguard Wellington Fund
Investor Shares	11.06%
Admiral™ Shares	11.10
Wellington Composite Index	10.05
Mixed-Asset Target Allocation Growth Funds Average	10.03

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2012, Through May 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$34.29	$37.07	$0.487	$0.441
Admiral Shares	59.24	64.04	0.864	0.762

Chairman’s Letter

Dear Shareholder,

For the six months ended May 31, 2013, Vanguard Wellington Fund returned about 11% for both Investor and Admiral Shares. The fund outperformed its benchmark index, the Wellington Composite Index, and its peers by about 1 percentage point.

The fund’s equity portfolio—which accounts for about 65% of assets—outperformed its benchmark, the Standard & Poor’s 500 Index. All ten industry sectors posted positive results for the fund, with financial stocks the top contributors. The advisor’s strong stock selections within information technology boosted its performance relative to the index.

Wellington Fund’s fixed income portfolio—which accounts for roughly 35% of fund assets—outpaced its benchmark, the Barclays U.S. Credit A or Better Bond Index. As of May 31, the fund’s 30-day SEC yield stood at 2.17% for Investor Shares, down from 2.33% six months earlier, and 2.25% for Admiral Shares, down from 2.41%.

As you may know, we announced in February that, effective immediately, the fund would no longer accept new accounts from financial advisor or institutional clients. This decision was made to ensure that the fund’s investment advisor can continue to manage the portfolio effectively. The fund will remain open to these clients for additional purchases—and individual investors may continue to establish new accounts and make additional purchases.

Stocks were strong globally, but Japan’s market turned volatile

Stocks worldwide performed robustly over the six months ended May 31 despite giving back some gains in the period’s final weeks. Global stocks returned about 12% for the half year. U.S. stocks, spared some of the international turbulence, rose nearly 17% as the economy kept slowly improving.

Developed markets stocks in the Pacific region returned about 14% and those in Europe about 10%, while emerging markets stocks crept up about 1%.

Although Japanese stocks climbed more than 20% for the period, they sank more than 5% in May as Prime Minister Shinzo Abe’s economic recovery plan hit an unexpected bump.

Joe Davis, Vanguard’s chief economist, recently noted that stimulative central bank policies in the United States, Japan, and Europe have affected financial markets substantially and “boosted investor psychology and business psychology to some extent.” Central banks have been buying massive amounts of bonds to hold down long-term interest rates and thus encourage business and consumer borrowing. Joe did voice concern that “the sheer size” of central bank actions may be distorting investors’ decisions and leading some to take undue risk.

Market Barometer

	Total Returns
	Periods Ended May 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	16.68%	27.62%	5.57%
Russell 2000 Index (Small-caps)	20.60	31.07	7.15
Russell 3000 Index (Broad U.S. market)	16.97	27.88	5.69
MSCI All Country World Index ex USA (International)	8.11	25.79	-1.62

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.05%	0.91%	5.50%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.09	3.05	5.70
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.25

CPI
Consumer Price Index	1.18%	1.36%	1.46%

Bond returns retreated as yields jumped in May

Bonds, which had clung to a modestly positive return in the previous few months, faltered in May, dipping into negative territory. The broad U.S. taxable bond market declined 1.1% for the half year, hastened by a 1.8% slide in May. Municipal bonds also retreated 1.1% for the six months.

The yield of the 10-year Treasury note closed the period at 2.11%, low by historical measures but considerably higher than its yield of 1.67% at the end of April. (Bond yields and prices move in opposite directions.) In May, bond prices fell as the Federal Reserve Chairman Ben

Bernanke suggested that the Fed might decide in coming months to reduce its bond purchases.

As it has since December 2008, the Fed kept its target for short-term interest rates between 0% and 0.25%, severely restraining returns from money market funds and savings accounts.

Financials and health care drove performance

The Wellington Fund, founded in 1929, is Vanguard’s oldest mutual fund and the nation’s oldest balanced mutual fund. The fund invests in about 100 stocks and more than 500 bonds across all market sectors. While the fund’s stocks drove returns for

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellington Fund	0.25%	0.17%	1.02%

The fund expense ratios shown are from the prospectus dated March 27, 2013, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2013, the fund’s annualized expense ratios were 0.26% for Investor Shares and 0.18% for Admiral Shares.
Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2012.

Peer group: Mixed-Asset Target Allocation Growth Funds.

this most recent period, in more unstable times its bonds and short-term investments can help offset the effects of stock market volatility.

The Wellington Fund’s equity portfolio returned about 18% for the half year, outperforming the equity benchmark, the S&P 500 Index. The fund posted double-digit returns in nine of the ten sectors (utilities brought up the rear, with a return of about 9%). Financials and health care contributed the most; together, they accounted for almost 8 percentage points of the stock portfolio’s return.

The top-performing sector was financials. After suffering severe setbacks in the 2008–2009 financial crisis, the industry has been experiencing a widespread resurgence that continued throughout the six months. Holdings in financial services firms, commercial banks, and insurance companies were significant contributors to the fund’s results.

In health care, results were generally strong across the board. Stocks of pharmaceutical companies added most to performance, as the industry continued to benefit from favorable rulings by the Food and Drug Administration and improved pipelines of new medicines.

Your fund’s advance over its benchmark can be attributed mostly to the advisors’ astute stock selection in information technology. Apple has become such a large portion of the S&P Index that its presence or absence in a portfolio goes a long way toward explaining a fund’s relative performance in the sector. During the period, the fund benefited from its limited exposure to the technology giant, whose stock price has pulled back as competition in the computer and mobile device arena has intensified.

The fund’s fixed income portfolio—which includes investment-grade corporate and U.S. government bonds—finished ahead of the benchmark bond index, returning –0.90% for the half year, compared with the benchmark’s –1.09%. This slight edge came mostly from the advisor’s strong selection in corporate bonds, especially in the industrial sector.

Bonds remain a key element of a diversified portfolio

The bond market enjoyed decades of robust returns against a backdrop of falling interest rates, tame inflation, and, at times, a search on the part of investors for a safe harbor from stock market volatility.

But those hoping to see this happen again are likely to be disappointed. Although yields have ticked up of late, they are still not far off historical lows. This doesn’t just mean that bonds are generating modest income; it also means that there’s little room for them to appreciate in price, since yields and prices move in opposite directions. And if interest rates rise substantially, bonds may well deliver negative returns.

Given the current conditions of the bond market, reducing the amount of fixed income exposure in a balanced portfolio like Vanguard Wellington Fund might sound like a good idea. But we believe there are excellent reasons to maintain the fund’s current allocation. Research has shown that trying to time the markets—in this case, to make the right call on when to get out of bonds and when to get back into them—doesn’t often work out well.

And keep in mind that reducing the amount of bonds in an otherwise well-balanced portfolio inevitably increases the level of volatility risk. That’s because the bond component plays an essential role in helping to cushion the impact of volatility in the stock component, especially during steep downturns in the equity market.

That point was made in a recent Vanguard research paper that examined the impact of low bond returns on a balanced portfolio. “The diversification benefits of bonds in a stock/bond portfolio will likely persist,” wrote the authors, Francis M. Kinniry Jr. and Brian J. Scott. “This feature, more than projected returns, justifies a strategic allocation to bonds.” (You can find the full report, Reducing Bonds? Proceed With Caution, at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 14, 2013

Advisor’s Report

Vanguard Wellington Fund returned about 11% for the six months ended May 31, 2013. The fund finished ahead of the composite index benchmark, which returned about 10% and is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds. It also finished ahead of Lipper’s Mixed-Asset Target Allocation Growth Funds peer group, which had an average return that was also about 10%.

Investment environment

Stocks were up strongly during the period, and the Standard & Poor’s 500 Index returned about 16% for the half year. Favorable global liquidity dynamics, along with accommodative monetary policy from central banks, helped equity markets both in the United States and throughout much of the rest of the world. The Bank of Japan’s announcement of radical measures

Equity Portfolio Changes
Six Months Ended May 31, 2013

Additions	Comments
Apple	We established a position in Apple during the period. Until recently, the fund did not own Apple shares because we were worried about increased competition, margin pressures, and the uncertainty of the post-Steve Jobs era. The market consensus caught up to these concerns, which are mostly reflected in the stock’s price at this point. After its large price correction, we became more attracted to the stock, in part because of the above-average dividend yield, the potential for growth in the dividend in the near future, and the favorable risk/reward profile at its current valuation. We initiated a modest position as the price of the shares began to drop below what we regarded as their intrinsic value. We would not be inclined to make Apple a large position in the fund unless there was either greater clarity on prospects for its future product launches or further decreases in the stock price.
Verizon Communications	We also established a position in Verizon Communications. The company provides communications, information, and entertainment products and services to consumers, businesses, and government agencies worldwide. The company is becoming dominant in
wireless, and we believe there is a good chance that it will attempt to purchase the rest of Verizon Wireless from Vodafone. We believe this move would boost earnings.

Deletions	Comments
AT&T	We eliminated our position in AT&T, which represented our largest sell during the period, to establish the new position in Verizon, as we believe that Verizon is better positioned for future growth.
Occidental Petroleum	We trimmed our position in Occidental Petroleum (and decreased our energy exposure overall). We have some concerns about
potential pressure on oil prices, although our view is on the whole more neutral than negative. We do believe that the relative price differential between oil and natural gas will narrow over time as natural gas becomes an increasingly more viable substitute for oil around the world.

to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery as 2013 continues.

High-quality bonds were relatively flat to modestly down during the six months. The benchmark for the fixed income portion of the portfolio, the Barclays U.S. Credit A or Better Bond Index, returned –1.09% as the Treasury yield curve steepened. The 10-year yield rose 50 basis points while short-term yields remained tethered near zero.

Our successes

The equity portion of the fund outperformed its benchmark, the S&P 500 Index, through a favorable combination of security selection and sector allocation. (Stock selection is a more deliberate and explicit part of our process, while equity sector allocation is a by-product of those company-specific decisions.) Given the fund’s relatively defensive orientation, we were pleased to outperform during such a strong period for the equity market. Our security selection was particularly strong within information technology; it was also strong within consumer staples, consumer discretionary, and telecommunication services. Our overweighted allocations to financials and health care helped results, as did our underweighted allocation to information technology.

Top individual stock contributors included JPMorgan Chase, Roche, and Ford Motor. Our underweighted allocation to under-performing Apple helped our performance relative to the benchmark. (See the accompanying table for our view on this new holding.)

JPMorgan Chase, the U.S.-based global financial services firm, was the fund’s top absolute contributor. We believe that at current valuation levels, this stock has one of the most attractive risk/reward profiles within the financial sector. We expect the bank to benefit from a continuing recovery in the U.S. housing market, and we believe that management has positioned the core franchise for a favorable combination of continued growth and disciplined cost controls. We increased our holding. As of May 31, JPMorgan was one of the fund’s largest positions.

Shares of Roche, the global biophar-maceutical company, were also up substantially. The Switzerland-based firm outperformed as investors responded to its near-term product rollout and its future drug pipeline; last year, 11 of its 14 late-stage trials delivered positive results. We think that diagnostic testing will increasingly promote personalized health care by genotype, especially in oncology, and that Roche has good growth prospects because of its strong position in personalized medicine. Roche’s leadership position in immunology and recent drug approvals furthered our conviction in maintaining a meaningful position in this holding, which is not included in the benchmark.

Ford, the global car-maker, was another top performer. Shares moved higher following the release of strong earnings results and guidance attributable to improving manufacturing efficiency and better-than-expected North American operating margins. Given the record age of the U.S. automobile fleet, we see a solid replacement cycle kicking in at the same time that the recovery in U.S. housing should boost sales of high-margin pickups. Restructuring may provide an opportunity for the troubled division in Europe to return to profitability.

The fixed income portion of the fund also outperformed its benchmark. The neutral-to-shorter duration bias we maintained throughout the period helped relative returns as interest rates rose during the period’s final weeks. Our corporate bond issue selection, most notably among industrial credits but also in financials and utilities, helped as well.

Our shortfalls

Although the fixed income portion of the fund outpaced its benchmark, the bonds delivered a modestly negative return as principal losses resulting from the rise in interest rates more than offset the shareholder income generated by coupon payments.

Our non-benchmark allocations to U.S. Treasuries and agency mortgage-backed securities (MBS), which we use for liquidity and as diversifiers to corporate bonds, hindered relative performance.

In the equity portfolio, stock selection within health care and energy disappointed. Our sector positioning was also unfavorable in consumer discretionary (where we had less-than-benchmark exposure) and utilities (where, conversely, we had an overweight allocation). Our holdings of Goldcorp and Teva Pharmaceutical Industries detracted from performance, as did not holding Berkshire Hathaway, which is included in the S&P 500 Index.

Goldcorp, a senior gold producer with assets in North, Central, and South America, saw its shares plummet along with the sudden and steep drop in gold commodity prices. Fundamentals surprised us on the downside. We think the stock is at or near a bottom, and we’ve purchased additional shares at the depressed valuations. In our view, Goldcorp is well-positioned in its industry, with strong operators and assets across different regions of the hemisphere.

Teva is an Israel-based global pharmaceutical company that specializes in generic formulations. Although the company reported earnings in line with consensus expectations, inventory adjustments and foreign exchange challenges weighed on the stock. Shares faltered after management released an update suggesting that while cost efficiency should lead to margin expansion, this strategy may take longer than investors had expected. We believe that Teva has promising upcoming drug launches, that its generic business remains strong, and that its recent acquisition of Cephalon will add meaningfully to earnings. The company trades at a compelling valuation and offers an attractive yield. We added to our position.

The fund’s positioning

In our view, the medium-term growth prospects in the United States are favorable. We expect consumers to be resilient as the year continues, helped by rising house and equity market prices, as well as steady job gains. The key drivers of U.S. growth over the next 12 months are likely to be capital spending and the housing and automotive sectors.

An improving economy and healing labor market may allow the Federal Reserve to take its foot off the pedal with respect to its extraordinary purchases of Treasuries and agency MBS. To the extent that investors take this into account, bond prices may be poised to decline further.

From an equity sector perspective, the fund retains an overweighted allocation to financial stocks, particularly those of large-cap U.S. banks; its largest active positions include Wells Fargo, JPMorgan

Chase, and PNC Financial. We are focusing on high-quality financial institutions with solid balance sheets, strong management teams, and attractive valuations. Within financials, we remain underweighted in REITs as we view the category as a pure play on interest rates (acting as bond surrogates) and do not feel they present an attractive risk/reward profile at this time.

We are also overweighting the health care sector, where we are targeting companies that offer stable cash flows and high yields and those that trade at attractive valuations. We favor large-cap pharmaceutical stocks, including Eli Lilly and Pfizer. In addition to Roche, we also hold two other firms with meaningful exposure to immunology developments, Merck and Bristol-Myers Squibb, both of which, we believe, have solid pipelines that are underappreciated by investors.

Another overweighted sector for the fund is industrials. We trimmed some of our defense holdings because of concerns about the federal sequester and imminent cuts to defense spending, but these moves were more than offset by increases to our transportation holdings, including a new position in CSX.

We continue to underweight the information technology and consumer staples sectors. Many consumer staples shares are at historically high valuations compared with where they typically trade, and we are having a difficult time finding value. While we established a new position in Apple, we remain underweight compared with the benchmark’s large weighting, and our underweighting of the company accounts for a significant part of our underweighting of the technology sector.

With regard to fixed income, we view interest rate risk as a greater threat to shareholders than credit risk at this point in the cycle. We closed the period with a shorter-than-benchmark duration posture, in order to mitigate the bond principal losses that would likely occur in a rising-rate environment.

Poor liquidity in the corporate bond market is another concern. We continue to maintain a liquidity buffer via exposure to Treasuries and agency MBS; we view the latter as a more liquid alternative to corporate bonds.

Edward P. Bousa, CFA,
Senior Vice President and
Equity Portfolio Manager

John C. Keogh,
Senior Vice President and
Fixed Income Portfolio Manager

Wellington Management Company, llp

June 18, 2013

Wellington Fund

Fund Profile
As of May 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWELX	VWENX
Expense Ratio[1]	0.25%	0.17%
30-Day SEC Yield	2.17%	2.25%

Equity and Portfolio Characteristics
			DJ U.S
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	100	500	3,594
Median Market Cap	$73.8B	$65.0B	$41.2B
Price/Earnings Ratio	16.8x	17.5x	18.6x
Price/Book Ratio	2.1x	2.4x	2.4x
Return on Equity	16.8%	18.0%	16.6%
Earnings Growth Rate	7.1%	10.7%	10.8%
Dividend Yield	2.6%	2.1%	2.0%
Foreign Holdings	7.4%	0.0%	0.0%
Turnover Rate
(Annualized)	33%	—	—
Short-Term Reserves	2.1%	—	—

Fixed Income Characteristics
		Barclays	Barclays
		Credit A	Aggregate
		or Better	Bond
	Fund	Index	Index
Number of Bonds	608	2,831	8,323
Yield to Maturity
(before expenses)	2.4%	2.4%	2.1%
Average Coupon	3.7%	4.1%	3.4%
Average Duration	5.6 years	6.7 years	5.4 years
Average Effective
Maturity	8.8 years	9.6 years	7.4 years

Total Fund Volatility Measures
		DJ U.S.
		Total
	Wellington	Market
	Composite	FA
	Index	Index
R-Squared	0.98	0.94
Beta	0.99	0.59

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Wells Fargo & Co.	Diversified Banks	3.2%
JPMorgan Chase & Co.	Diversified Financial
	Services	2.9
Exxon Mobil Corp.	Integrated Oil & Gas	2.9
Merck & Co. Inc.	Pharmaceuticals	2.6
Microsoft Corp.	Systems Software	2.5
Verizon Communications Integrated
Inc.	Telecommunication
	Services	2.3
Pfizer Inc.	Pharmaceuticals	2.2
International Business	IT Consulting &
Machines Corp.	Other Services	2.2
Comcast Corp. Class A	Cable & Satellite	1.9
Chevron Corp.	Integrated Oil & Gas	1.9
Top Ten		24.6%
Top Ten as % of Total Net Assets		16.0%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 27, 2013, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2013, the annualized expense ratios were 0.26% for Investor Shares and 0.18% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
			DJ U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Consumer
Discretionary	9.5%	11.8%	12.7%
Consumer Staples	8.3	10.5	9.2
Energy	11.1	10.6	9.8
Financials	19.1	16.7	17.8
Health Care	16.7	12.6	12.3
Industrials	12.1	10.2	11.1
Information
Technology	14.0	18.2	17.5
Materials	2.8	3.4	3.8
Telecommunication
Services	2.8	2.8	2.5
Utilities	3.6	3.2	3.3

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	1.9%
Commercial Mortgage-Backed	0.7
Finance	27.4
Foreign	2.2
Government Mortgage-Backed	8.2
Industrial	35.2
Treasury/Agency	12.6
Utilities	6.7
Other	5.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	21.4%
Aaa	1.6
Aa	12.9
A	41.1
Baa	15.2
Not Rated	7.8

For information about these ratings, see the Glossary entry for
Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2002, Through May 31, 2013

For a benchmark description, see the Glossary.
Note: For 2013, performance data reflect the six months ended May 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	12.04%	6.53%	3.30%	6.01%	9.31%
Admiral Shares	5/14/2001	12.11	6.63	3.42	6.01	9.43

See Financial Highlights for dividend and capital gains information.

Wellington Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of May 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	23,082,560	926,765	1.3%
Time Warner Inc.	12,784,270	746,218	1.0%
Walt Disney Co.	10,719,102	676,161	0.9%
Lowe’s Cos. Inc.	15,701,700	661,199	0.9%
Ford Motor Co.	38,613,660	605,462	0.8%
Target Corp.	8,230,600	572,027	0.8%
Consumer Discretionary—Other †		384,084	0.5%
		4,571,916	6.2%
Consumer Staples
CVS Caremark Corp.	11,323,900	652,030	0.9%
Procter & Gamble Co.	8,444,575	648,206	0.9%
PepsiCo Inc.	7,040,390	568,652	0.8%
Philip Morris International Inc.	5,916,800	537,896	0.7%
Consumer Staples—Other †		1,570,107	2.1%
		3,976,891	5.4%
Energy
Exxon Mobil Corp.	15,176,704	1,373,036	1.9%
Chevron Corp.	7,315,970	898,035	1.2%
Anadarko Petroleum Corp.	9,598,200	839,555	1.1%
BP plc ADR	15,231,210	653,571	0.9%
Energy—Other †		1,585,716	2.2%
		5,349,913	7.3%
Financials
Wells Fargo & Co.	37,977,417	1,539,984	2.1%
JPMorgan Chase & Co.	25,385,376	1,385,788	1.9%
ACE Ltd.	8,791,760	788,445	1.1%
Prudential Financial Inc.	11,040,460	761,461	1.0%
PNC Financial Services Group Inc.	9,691,400	694,292	1.0%
BlackRock Inc.	2,299,660	642,065	0.9%

Wellington Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Citigroup Inc.	8,838,810	459,530	0.6%
Bank of America Corp.	23,040,500	314,733	0.4%
Financials—Other †		2,592,488	3.6%
		9,178,786	12.6%
Health Care
Merck & Co. Inc.	26,333,352	1,229,768	1.7%
Pfizer Inc.	38,719,621	1,054,335	1.4%
Johnson & Johnson	10,477,550	882,000	1.2%
Eli Lilly & Co.	13,632,800	724,720	1.0%
Medtronic Inc.	13,822,700	705,096	1.0%
Roche Holding AG	2,790,911	691,969	1.0%
Cardinal Health Inc.	12,683,400	595,612	0.8%
AstraZeneca plc ADR	11,063,360	566,997	0.8%
UnitedHealth Group Inc.	7,169,690	449,038	0.6%
Health Care—Other †		1,115,055	1.5%
		8,014,590	11.0%
Industrials
General Electric Co.	29,833,000	695,706	0.9%
Honeywell International Inc.	8,070,770	633,233	0.9%
United Parcel Service Inc. Class B	6,552,170	562,831	0.8%
FedEx Corp.	5,458,920	525,912	0.7%
Eaton Corp. plc	6,930,500	457,829	0.6%
Deere & Co.	5,091,660	443,535	0.6%
Raytheon Co.	6,510,800	433,880	0.6%
Industrials—Other †		2,048,247	2.8%
		5,801,173	7.9%
Information Technology
Microsoft Corp.	33,992,600	1,185,662	1.6%
International Business Machines Corp.	5,038,680	1,048,146	1.5%
Cisco Systems Inc.	30,696,010	739,160	1.0%
Intel Corp.	26,604,000	645,945	0.9%
Texas Instruments Inc.	16,453,772	590,526	0.8%
* EMC Corp.	20,837,260	515,931	0.7%
Information Technology—Other †		1,969,684	2.7%
		6,695,054	9.2%
Materials
Dow Chemical Co.	18,115,900	624,274	0.9%
Air Products & Chemicals Inc.	4,562,250	430,722	0.6%
Materials—Other †		302,988	0.4%
		1,357,984	1.9%
Telecommunication Services
Verizon Communications Inc.	22,681,050	1,099,577	1.5%
Telecommunication Services—Other †		218,951	0.3%
		1,318,528	1.8%
Utilities
NextEra Energy Inc.	7,459,900	564,118	0.8%
Dominion Resources Inc.	9,155,200	517,726	0.7%
Utilities—Other †		659,030	0.9%
		1,740,874	2.4%
Total Common Stocks (Cost $33,130,117)		48,005,709	65.7%

THOMAS J. HIGGINS

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.125%	4/30/15	886,300	883,535	1.2%
1	United States Treasury Note/Bond 1.500%		6/30/16	540,105	555,887	0.8%
	United States Treasury
	Note/Bond	0.125%–3.125%	10/31/14–2/15/43	1,473,065	1,465,536	2.0%
					2,904,958	4.0%
Conventional Mortgage-Backed Securities
[2,3,4] Freddie Mac Gold Pool		5.000%–5.500%	9/1/22–6/1/43	1,159,493	1,243,261	1.7%
3	Ginnie Mae I Pool	4.000%–8.000%	6/15/17–6/1/43	513,030	546,048	0.8%
3	Ginnie Mae II Pool	3.500%–4.500%	2/20/41–6/1/43	92,309	100,254	0.1%
					1,889,563	2.6%
Nonconventional Mortgage-Backed Securities
[2,3]	Freddie Mac REMICS	3.500%–4.000%	12/15/30–4/15/31	114,446	121,768	0.2%
	Nonconventional Mortgage-Backed Securities—Other †				29,796	0.0%
					151,564	0.2%
Total U.S. Government and Agency Obligations (Cost $4,952,908)					4,946,085	6.8%
[5]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $442,763) †					446,224	0.6%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.300%–6.000%	9/1/17–2/7/42	164,690	187,698	0.3%
	Bank of America NA	5.300%–6.000%	3/15/17–10/15/36	98,000	110,736	0.1%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	25,150	30,357	0.0%
	Citigroup Inc.	1.750%–8.500%	12/15/15–1/30/42	395,067	448,206	0.6%
	JPMorgan Chase & Co.	3.250%–6.300%	9/15/14–1/6/42	366,741	409,900	0.6%
	Merrill Lynch & Co. Inc.	6.050%–6.875%	5/16/16–4/25/18	133,000	152,035	0.2%
	National City Corp.	6.875%	5/15/19	13,950	17,033	0.0%
	PNC Bank NA	4.875%	9/21/17	50,000	56,389	0.1%
3	PNC Financial Services
	Group Inc.	4.494%	5/29/49	44,000	43,780	0.1%
	Wachovia Bank NA	6.600%	1/15/38	60,000	76,863	0.1%
	Wachovia Corp.	5.250%	8/1/14	2,900	3,051	0.0%
	Wells Fargo & Co.	2.625%–5.625%	4/15/14–2/13/23	281,185	296,455	0.4%
5	Banking—Other †				2,755,378	3.8%
	Brokerage †				13,648	0.0%
	Finance Companies (0.5%)
	General Electric
	Capital Corp.	3.100%–6.875%	1/7/21–1/10/39	367,731	411,155	0.5%
	Insurance
	ACE Capital Trust II	9.700%	4/1/30	20,000	29,300	0.1%
	ACE INA Holdings Inc.	2.600%–5.800%	11/23/15–3/15/18	51,360	59,582	0.1%
	Prudential Financial Inc.	3.000%–5.100%	4/1/14–11/15/20	85,060	91,272	0.1%
5	Insurance—Other †				904,819	1.2%
5	Real Estate Investment Trusts †				195,981	0.3%
					6,293,638	8.6%
Industrial
5	Basic Industry †				191,018	0.3%
	Capital Goods
	General Electric Co.	4.125%–5.250%	12/6/17–10/9/42	20,420	21,859	0.0%
5	Capital Goods—Other †				580,889	0.8%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Communication
Cellco Partnership / Verizon
Wireless Capital LLC	8.500%	11/15/18	21,000	27,943	0.1%
Comcast Corp.	4.250%–6.500%	5/15/18–1/15/43	128,405	134,979	0.2%
5 NBCUniversal
Enterprise Inc.	1.662%–1.974%	4/15/18–4/15/19	156,250	156,563	0.2%
NBCUniversal Media LLC	4.375%	4/1/21	23,900	26,668	0.0%
Verizon
Communications Inc.	3.500%–7.750%	4/1/17–11/1/41	158,020	190,535	0.3%
Verizon Maryland LLC	7.150%	5/1/23	10,000	10,019	0.0%
5 Communication—Other †				1,189,886	1.6%
Consumer Cyclical
CVS Caremark Corp.	2.750%–5.750%	9/15/14–12/1/22	87,953	90,103	0.1%
Lowe’s Cos. Inc.	5.500%–6.875%	2/15/28–9/15/37	91,595	112,857	0.2%
Time Warner Cos. Inc.	6.950%–7.570%	2/1/24–1/15/28	40,000	51,826	0.1%
Time Warner Inc.	4.750%–4.875%	3/15/20–3/29/21	22,000	24,819	0.0%
5 Consumer Cyclical—Other †				1,198,822	1.6%
Consumer Noncyclical
Johnson & Johnson	5.150%	7/15/18	14,800	17,511	0.0%
Medtronic Inc.	1.375%–4.750%	9/15/15–4/1/18	33,520	35,256	0.1%
Merck & Co. Inc.	1.300%–6.550%	5/18/18–5/18/43	120,535	122,375	0.2%
Pfizer Inc.	3.000%–5.350%	3/15/15–6/15/23	84,180	85,104	0.1%
Wyeth LLC	5.950%	4/1/37	25,000	30,755	0.0%
5 Zoetis Inc.	3.250%–4.700%	2/1/23–2/1/43	7,645	7,673	0.0%
5 Consumer Noncyclical—Other †				2,397,822	3.3%
Energy
BP Capital Markets plc	1.846%–4.750%	10/1/15–5/6/22	152,215	161,741	0.2%
5 Energy—Other †				440,567	0.6%
5 Other Industrial †				33,121	0.1%
Technology
Cisco Systems Inc.	4.450%	1/15/20	40,000	45,403	0.1%
International Business
Machines Corp.	1.250%–8.375%	1/5/16–11/29/32	123,686	141,762	0.2%
Microsoft Corp.	4.000%	2/8/21	16,000	17,844	0.0%
Technology—Other †				243,837	0.3%
5 Transportation †				302,795	0.4%
				8,092,352	11.1%
Utilities
5 Electric †				1,275,568	1.7%
5 Natural Gas †				222,616	0.3%
Other Utility †				42,903	0.1%
				1,541,087	2.1%
Total Corporate Bonds (Cost $14,653,186)				15,927,077	21.8%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $460,943) †				508,278	0.7%
Taxable Municipal Bonds (Cost $970,595) †				1,172,672	1.6%

Wellington Fund

				Market	Percentage
		Maturity		Value	of Net
	Coupon	Date	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[6,7] Vanguard Market Liquidity Fund	0.136%		32,863,600	32,864	0.0%

			Face
			Amount
			($000)
Repurchase Agreements
Bank of America Securities, LLC
(Dated 5/31/13, Repurchase Value
$82,101,000, collateralized by
U.S. Treasury Note/Bond
1.750%-3.250%, 6/30/16-5/15/22)	0.080%	6/3/13	82,100	82,100	0.1%
Deutsche Bank Securities, Inc.
(Dated 5/31/13, Repurchase Value
$189,702,000, collateralized by
U.S. Treasury Note/Bond
1.000%-3.125%, 5/31/18-2/15/43)	0.100%	6/3/13	189,700	189,700	0.3%
HSBC Bank USA (Dated 5/31/13,
Repurchase Value $404,703,000,
collateralized by Federal Home Loan
Mortgage Corp. 3.000%-3.500%,
4/1/43-5/1/43)	0.090%	6/3/13	404,700	404,700	0.6%
RBC Capital Markets LLC
(Dated 5/31/13, Repurchase Value
$350,002,000, collateralized by
Federal National Mortgage Assn.
3.500%-4.000%, 3/1/42)	0.080%	6/3/13	350,000	350,000	0.5%
RBS Securities, Inc. (Dated 5/31/13,
Repurchase Value $248,501,000,
collateralized by U.S. Treasury
Note/Bond 0.375%-3.000%,
7/15/14-8/15/42)	0.060%	6/3/13	248,500	248,500	0.3%
TD Securities (USA) LLC (Dated 5/31/13,
Repurchase Value $236,501,000,
collateralized by Federal Home Loan
Mortgage Corp. 3.500%, 9/1/42, and
Federal National Mortgage Assn.
4.000%, 5/1/42)	0.070%	6/3/13	236,500	236,500	0.3%
				1,511,500	2.1%
Total Temporary Cash Investments (Cost $1,544,364)				1,544,364	2.1%
[8]Total Investments (Cost $56,154,876)				72,550,409	99.3%
Other Assets and Liabilities
Other Assets[9]				1,191,250	1.6%
Liabilities[7]				(647,686)	(0.9%)
				543,564	0.7%
Net Assets				73,093,973	100.0%

Wellington Fund

At May 31, 2013, net assets consisted of:
		Amount
	`	($000)
Paid-in Capital		54,640,706
Undistributed Net Investment Income		288,877
Accumulated Net Realized Gains		1,767,624
Unrealized Appreciation (Depreciation)
Investment Securities		16,395,533
Futures Contracts		686
Swap Contracts		789
Foreign Currencies		(242)
Net Assets		73,093,973

Investor Shares—Net Assets
Applicable to 753,827,332 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		27,947,400
Net Asset Value Per Share—Investor Shares		$37.07

Admiral Shares—Net Assets
Applicable to 705,001,911 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		45,146,573
Net Asset Value Per Share—Admiral Shares		$64.04

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $321,000 have been segregated as collateral for open swap contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2013.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the aggregate value of these securities was $2,589,810,000, representing 3.5% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
7 Includes $32,864,000 of collateral received for securities on loan.
8 The total value of securities on loan is $29,718,000.
9 Cash of $8,757,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Six Months Ended
May 31, 2013
($000)
Investment Income
Income
Dividends[1]	638,589
Interest	389,155
Security Lending	2,615
Total Income	1,030,359
Expenses
Investment Advisory Fees—Note B
Basic Fee	23,469
Performance Adjustment	(2,023)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	24,534
Management and Administrative—Admiral Shares	20,641
Marketing and Distribution—Investor Shares	2,819
Marketing and Distribution—Admiral Shares	3,644
Custodian Fees	309
Shareholders’ Reports—Investor Shares	117
Shareholders’ Reports—Admiral Shares	88
Trustees’ Fees and Expenses	102
Total Expenses	73,700
Net Investment Income	956,659
Realized Net Gain (Loss)
Investment Securities Sold	1,806,869
Futures Contracts	9,514
Swap Contracts	143
Foreign Currencies	(387)
Realized Net Gain (Loss)	1,816,139
Change in Unrealized Appreciation (Depreciation)
Investment Securities	4,445,589
Futures Contracts	686
Swap Contracts	317
Foreign Currencies	(53)
Change in Unrealized Appreciation (Depreciation)	4,446,539
Net Increase (Decrease) in Net Assets Resulting from Operations	7,219,337
1 Dividends are net of foreign withholding taxes of $11,086,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	956,659	1,791,273
Realized Net Gain (Loss)	1,816,139	954,546
Change in Unrealized Appreciation (Depreciation)	4,446,539	4,843,575
Net Increase (Decrease) in Net Assets Resulting from Operations	7,219,337	7,589,394
Distributions
Net Investment Income
Investor Shares	(380,859)	(764,768)
Admiral Shares	(565,542)	(992,538)
Realized Capital Gain[1]
Investor Shares	(342,707)	—
Admiral Shares	(484,884)	—
Total Distributions	(1,773,992)	(1,757,306)
Capital Share Transactions
Investor Shares	(960,537)	(1,626,720)
Admiral Shares	4,244,061	5,369,681
Net Increase (Decrease) from Capital Share Transactions	3,283,524	3,742,961
Total Increase (Decrease)	8,728,869	9,575,049
Net Assets
Beginning of Period	64,365,104	54,790,055
End of Period[2]	73,093,973	64,365,104

1 Includes fiscal 2013 short-term gain distributions totaling $152,007,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $288,877,000 and $278,863,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Wellington Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$34.29	$31.08	$29.94	$28.99	$23.79	$34.56
Investment Operations
Net Investment Income	.484	.959	.929	.868	.909	1.037
Net Realized and Unrealized Gain (Loss)
on Investments	3.224	3.201	1.115	.960	5.217	(9.289)
Total from Investment Operations	3.708	4.160	2.044	1.828	6.126	(8.252)
Distributions
Dividends from Net Investment Income	(.487)	(.950)	(.904)	(.878)	(.926)	(1.094)
Distributions from Realized Capital Gains	(.441)	—	—	—	—	(1.424)
Total Distributions	(.928)	(.950)	(.904)	(.878)	(.926)	(2.518)
Net Asset Value, End of Period	$37.07	$34.29	$31.08	$29.94	$28.99	$23.79

Total Return[1]	11.06%	13.56%	6.85%	6.43%	26.46%	-25.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,947	$26,716	$25,743	$26,717	$28,114	$22,486
Ratio of Total Expenses to
Average Net Assets[2]	0.26%	0.25%	0.27%	0.30%	0.34%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.73%	2.91%	2.95%	2.97%	3.59%	3.44%
Portfolio Turnover Rate	33%[3]	31%[3]	38%[3]	35%	28%	30%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), 0.00%, 0.01%, 0.02%, and 0.01%.
3 Includes 7%, 15%, and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$59.24	$53.68	$51.71	$50.07	$41.10	$59.71
Investment Operations
Net Investment Income	.861	1.703	1.645	1.542	1.619	1.848
Net Realized and Unrealized Gain (Loss)
on Investments	5.565	5.544	1.930	1.658	8.999	(16.048)
Total from Investment Operations	6.426	7.247	3.575	3.200	10.618	(14.200)
Distributions
Dividends from Net Investment Income	(.864)	(1.687)	(1.605)	(1.560)	(1.648)	(1.950)
Distributions from Realized Capital Gains	(.762)	—	—	—	—	(2.460)
Total Distributions	(1.626)	(1.687)	(1.605)	(1.560)	(1.648)	(4.410)
Net Asset Value, End of Period	$64.04	$59.24	$53.68	$51.71	$50.07	$41.10

Total Return[1]	11.10%	13.69%	6.94%	6.52%	26.57%	-25.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45,147	$37,649	$29,048	$24,623	$19,211	$14,696
Ratio of Total Expenses to
Average Net Assets[2]	0.18%	0.17%	0.19%	0.22%	0.23%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.81%	2.99%	3.03%	3.05%	3.70%	3.55%
Portfolio Turnover Rate	33%[3]	31%[3]	38%[3]	35%	28%	30%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), 0.00%, 0.01%, 0.02%, and 0.01%.
3 Includes 7%, 15%, and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Wellington Fund

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2013, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit exposure of the fund or to actively overweight or underweight credit exposure to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay amounts due to the fund. Upon a counterparty default, a fund’s risk of loss, or exposure, is the amount of unrealized appreciation on the swap plus the cost of initiating a new swap with a new counterparty. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties to post collateral to secure such exposure. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or posted is

Wellington Fund

compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended May 31, 2013, the fund’s average amounts of credit protection sold represented less than 1% of net assets, based on quarterly average notional amounts.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

7. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and for the period ended May 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Wellington Fund

10. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays U.S. Credit A or Better Bond Index. For the six months ended May 31, 2013, the investment advisory fee represented an effective annual basic rate of 0.07% of the fund’s average net assets before a decrease of $2,023,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2013, the fund had contributed capital of $8,902,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.56% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellington Fund

The following table summarizes the market value of the fund’s investments as of May 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	45,618,466	2,387,243	—
U.S. Government and Agency Obligations	—	4,946,085	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	446,224	—
Corporate Bonds	—	15,927,077	—
Sovereign Bonds	—	508,278	—
Taxable Municipal Bonds	—	1,172,672	—
Temporary Cash Investments	32,864	1,511,500	—
Futures Contracts—Assets[1]	1,978	—	—
Swap Contracts—Assets	—	789	—
Total	45,653,308	26,899,868	—
1 Represents variation margin on the last day of the reporting period.

E. At May 31, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	1,978	789	2,767
Liabilities	—	—	—

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended May 31, 2013, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	9,514	—	9,514
Swap Contracts	—	143	143
Realized Net Gain (Loss) on Derivatives	9,514	143	9,657

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	686	—	686
Swap Contracts	—	317	317
Change in Unrealized Appreciation (Depreciation) on Derivatives	686	317	1,003

Wellington Fund

At May 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2013	(6,914)	(893,418)	550
Ultra Long U.S. Treasury Bond	September 2013	(301)	(45,790)	136

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At May 31, 2013, the fund had the following open swap contracts:
Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Fee	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/
Moody’s Rating
MetLife Inc./A3	9/20/17	DBAG	10,800	481	1.000	436
CMBX NA.AAA 6/A3[2]	5/11/63	UBSAG	13,010	797	0.500	353
1 DBAG—Deutsche Bank AG.
UBSAG—UBS AG.
2 CMBX NA—North American Commercial Mortgage Backed Index—AAA Bonds.

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended May 31, 2013, the fund realized net foreign currency losses of $387,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Wellington Fund

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $143,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund had realized losses totaling $48,297,000 through November 30, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At May 31, 2013, the cost of investment securities for tax purposes was $56,203,173,000. Net unrealized appreciation of investment securities for tax purposes was $16,347,236,000, consisting of unrealized gains of $16,644,945,000 on securities that had risen in value since their purchase and $297,709,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended May 31, 2013, the fund purchased $8,478,553,000 of investment securities and sold $8,076,345,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,649,134,000 and $3,121,357,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2013		September 30, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,175,000	61,461	3,928,943	119,032
Issued in Lieu of Cash Distributions	703,640	20,637	740,932	22,626
Redeemed	(3,839,177)	(107,285)	(6,296,595)	(190,990)
Net Increase (Decrease)—Investor Shares	(960,537)	(25,187)	(1,626,720)	(49,332)
Admiral Shares
Issued	5,607,239	90,824	8,262,787	144,837
Issued in Lieu of Cash Distributions	982,481	16,670	917,357	16,193
Redeemed	(2,345,659)	(38,065)	(3,810,463)	(66,592)
Net Increase (Decrease)—Admiral Shares	4,244,061	69,429	5,369,681	94,438

I. In preparing the financial statements as of May 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	11/30/2012	5/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,110.64	$1.37
Admiral Shares	1,000.00	1,111.01	0.95
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.64	$1.31
Admiral Shares	1,000.00	1,024.03	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better
Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays U.S. Credit A or
Better Bond Index thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

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calling Vanguard at 800-662-2739. The guidelines are
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You can review and copy information about your fund at
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Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q212 072013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2013

		Market
		Value
	Shares	($000)

Common Stocks (65.7%)
Consumer Discretionary (6.2%)
Comcast Corp. Class A	23,082,560	926,765
Time Warner Inc.	12,784,270	746,218
Walt Disney Co.	10,719,102	676,161
Lowe's Cos. Inc.	15,701,700	661,199
Ford Motor Co.	38,613,660	605,462
Target Corp.	8,230,600	572,027
Time Warner Cable Inc.	2,438,670	232,917
Johnson Controls Inc.	4,046,230	151,167
		4,571,916
Consumer Staples (5.4%)
CVS Caremark Corp.	11,323,900	652,030
Procter & Gamble Co.	8,444,575	648,206
PepsiCo Inc.	7,040,390	568,652
Philip Morris International Inc.	5,916,800	537,896
Unilever NV	9,512,500	387,920
Kraft Foods Group Inc.	5,708,170	314,691
General Mills Inc.	6,059,804	285,296
Archer-Daniels-Midland Co.	7,887,500	254,214
Walgreen Co.	5,076,530	242,455
Coca-Cola Co.	2,138,800	85,531
		3,976,891
Energy (7.3%)
Exxon Mobil Corp.	15,176,704	1,373,036
Chevron Corp.	7,315,970	898,035
Anadarko Petroleum Corp.	9,598,200	839,555
BP plc ADR	15,231,210	653,571
Baker Hughes Inc.	8,396,140	381,857
BG Group plc	19,636,547	358,370
Occidental Petroleum Corp.	2,886,810	265,789
Suncor Energy Inc.	7,696,040	233,267
Halliburton Co.	3,687,500	154,322
Petroleo Brasileiro SA ADR	5,643,100	100,278
Encana Corp.	4,825,714	91,833
		5,349,913
Financials (12.6%)
Wells Fargo & Co.	37,977,417	1,539,984
JPMorgan Chase & Co.	25,385,376	1,385,788
ACE Ltd.	8,791,760	788,445
Prudential Financial Inc.	11,040,460	761,461
PNC Financial Services Group Inc.	9,691,400	694,292
BlackRock Inc.	2,299,660	642,065
Citigroup Inc.	8,838,810	459,530
Bank of America Corp.	23,040,500	314,733
US Bancorp	8,724,400	305,877
Marsh & McLennan Cos. Inc.	7,559,100	302,515
Morgan Stanley	11,639,250	301,457
UBS AG	14,761,834	258,775
MetLife Inc.	5,783,285	255,679
* American International Group Inc.	5,019,500	223,167
Mitsubishi UFJ Financial Group Inc.	36,489,700	211,769
HSBC Holdings plc ADR	3,230,700	177,236
Standard Chartered plc	6,912,189	160,049
State Street Corp.	2,408,227	159,376
Chubb Corp.	1,487,050	129,522
Hartford Financial Services Group Inc.	3,495,472	107,066
		9,178,786
Health Care (11.0%)
Merck & Co. Inc.	26,333,352	1,229,768
Pfizer Inc.	38,719,621	1,054,335
Johnson & Johnson	10,477,550	882,000
Eli Lilly & Co.	13,632,800	724,720

1

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2013

		Market
		Value
	Shares	($000)
Medtronic Inc.	13,822,700	705,096
Roche Holding AG	2,790,911	691,969
Cardinal Health Inc.	12,683,400	595,612
AstraZeneca plc ADR	11,063,360	566,997
UnitedHealth Group Inc.	7,169,690	449,038
Teva Pharmaceutical Industries Ltd. ADR	10,052,600	384,009
Bristol-Myers Squibb Co.	8,230,900	378,704
* Gilead Sciences Inc.	3,324,600	181,124
* Celgene Corp.	1,384,700	171,218
		8,014,590
Industrials (7.9%)
General Electric Co.	29,833,000	695,706
Honeywell International Inc.	8,070,770	633,233
United Parcel Service Inc. Class B	6,552,170	562,831
FedEx Corp.	5,458,920	525,912
Eaton Corp. plc	6,930,500	457,829
Deere & Co.	5,091,660	443,535
Raytheon Co.	6,510,800	433,880
Union Pacific Corp.	2,464,360	381,039
United Technologies Corp.	3,985,000	378,176
Boeing Co.	3,701,350	366,508
Siemens AG	3,298,247	347,680
Schneider Electric SA	3,594,040	284,404
CSX Corp.	6,921,140	174,482
General Dynamics Corp.	1,503,990	115,958
		5,801,173
Information Technology (9.2%)
Microsoft Corp.	33,992,600	1,185,662
International Business Machines Corp.	5,038,680	1,048,146
Cisco Systems Inc.	30,696,010	739,160
Intel Corp.	26,604,000	645,945
Texas Instruments Inc.	16,453,772	590,526
* EMC Corp.	20,837,260	515,931
Apple Inc.	850,440	382,426
Automatic Data Processing Inc.	5,443,400	374,070
* eBay Inc.	6,650,610	359,798
Oracle Corp.	10,254,950	346,207
* Yahoo! Inc.	9,970,450	262,223
Accenture plc Class A	2,983,320	244,960
		6,695,054
Materials (1.9%)
Dow Chemical Co.	18,115,900	624,274
Air Products & Chemicals Inc.	4,562,250	430,722
Goldcorp Inc.	4,461,960	129,888
BASF SE	1,176,799	114,051
^ ArcelorMittal	4,664,260	59,049
		1,357,984
Telecommunication Services (1.8%)
Verizon Communications Inc.	22,681,050	1,099,577
Vodafone Group plc	75,548,969	218,951
		1,318,528
Utilities (2.4%)
NextEra Energy Inc.	7,459,900	564,118
Dominion Resources Inc.	9,155,200	517,726
Exelon Corp.	10,513,964	329,508
Edison International	4,349,270	199,805
Duke Energy Corp.	1,938,100	129,717

		1,740,874

Total Common Stocks (Cost $33,130,117)		48,005,709

2

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (6.8%)
U.S. Government Securities (4.0%)
	United States Treasury Note/Bond	0.250%	10/31/14	222,950	223,091
	United States Treasury Note/Bond	0.250%	11/30/14	324,000	324,100
	United States Treasury Note/Bond	0.125%	12/31/14	312,000	311,513
	United States Treasury Note/Bond	0.250%	2/28/15	48,600	48,585
	United States Treasury Note/Bond	0.125%	4/30/15	886,300	883,535
1	United States Treasury Note/Bond	1.500%	6/30/16	540,105	555,887
	United States Treasury Note/Bond	0.875%	1/31/17	12,165	12,241
	United States Treasury Note/Bond	0.750%	10/31/17	230,000	228,491
	United States Treasury Note/Bond	2.750%	2/15/19	30,350	32,939
	United States Treasury Note/Bond	3.125%	2/15/43	293,000	284,576
					2,904,958
Conventional Mortgage-Backed Securities (2.6%)
2,3	Freddie Mac Gold Pool	5.000%	1/1/33–10/1/41	525,724	562,376
[2,3,4]	Freddie Mac Gold Pool	5.500%	9/1/22–6/1/43	633,769	680,885
3	Ginnie Mae I Pool	4.000%	3/15/39–6/1/43	507,623	539,793
3	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	5,384	6,231
3	Ginnie Mae I Pool	8.000%	6/15/17	23	24
3	Ginnie Mae II Pool	3.500%	4/20/42–6/1/43	4,350	5,297
3	Ginnie Mae II Pool	4.500%	2/20/41–9/20/41	87,959	94,957
					1,889,563
Nonconventional Mortgage-Backed Securities (0.2%)
2,3	Fannie Mae REMICS	3.500%	4/25/31	9,730	9,854
2,3	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	18,581	19,942
2,3	Freddie Mac REMICS	3.500%	3/15/31	5,760	5,837
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	108,686	115,931

					151,564

Total U.S. Government and Agency Obligations (Cost $4,952,908)					4,946,085

Asset-Backed/Commercial Mortgage-Backed Securities (0.6%)
3	Ally Auto Receivables Trust 2010-4	1.350%	12/15/15	12,550	12,635
3	Ally Master Owner Trust	2.150%	1/15/16	48,866	49,125
3	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	105,755	105,343
3	AmeriCredit Automobile Receivables Trust 2011-3	1.170%	1/8/16	9,207	9,237
3,5	Avis Budget Rental Car Funding AESOP LLC	2.090%	4/20/15	56,275	56,864
3,5	Avis Budget Rental Car Funding AESOP LLC	3.150%	3/20/17	12,000	12,437
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	18,085	18,229
3	Ford Credit Floorplan Master Owner Trust	1.500%	9/15/15	13,350	13,389
3,6	Ford Credit Floorplan Master Owner Trust A	2.120%	2/15/16	25,390	25,636
3,5	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.200%	2/15/17	16,270	17,228
3	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	30,861	31,584
3,5	Hertz Vehicle Financing LLC	2.200%	3/25/16	36,320	37,162
3,5	HLSS Servicer Advance Receivables Backed Notes	1.495%	1/16/46	7,850	7,916
3,5	HLSS Servicer Advance Receivables Backed Notes	2.289%	1/15/48	11,385	11,443
3	Santander Drive Auto Receivables Trust 2011-1	2.350%	11/16/15	13,545	13,688
3,5	Springleaf Mortgage Loan Trust	2.310%	6/25/58	8,330	8,253
3	World Omni Automobile Lease Securitization Trust
	2011-A	1.490%	10/15/14	16,016	16,055

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $442,763)					446,224

Corporate Bonds (21.8%)
Finance (8.6%)
	Banking (6.3%)
	American Express Centurion Bank	6.000%	9/13/17	20,000	23,591
	American Express Co.	1.550%	5/22/18	62,130	61,509
	American Express Credit Corp.	2.750%	9/15/15	10,000	10,430

3

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	American Express Credit Corp.	2.375%	3/24/17	71,985	74,518
	Bank of America Corp.	6.000%	9/1/17	69,725	80,417
	Bank of America Corp.	5.750%	12/1/17	30,000	34,306
	Bank of America Corp.	5.875%	1/5/21	40,000	46,799
	Bank of America Corp.	3.300%	1/11/23	15,000	14,530
	Bank of America Corp.	5.875%	2/7/42	9,965	11,646
	Bank of America NA	5.300%	3/15/17	68,000	75,466
	Bank of America NA	6.000%	10/15/36	30,000	35,270
	Bank of Montreal	2.500%	1/11/17	79,535	82,626
	Bank of New York Mellon Corp.	4.950%	3/15/15	58,655	62,878
	Bank of Nova Scotia	3.400%	1/22/15	82,000	85,611
	Barclays Bank plc	2.375%	1/13/14	53,000	53,587
	Barclays Bank plc	5.000%	9/22/16	15,570	17,439
	Barclays Bank plc	5.125%	1/8/20	30,000	34,345
	BB&T Corp.	3.200%	3/15/16	34,000	35,954
	BB&T Corp.	4.900%	6/30/17	8,045	8,962
	BB&T Corp.	5.250%	11/1/19	8,000	9,177
	Bear Stearns Cos. LLC	6.400%	10/2/17	8,765	10,331
	Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	20,026
	BNY Mellon NA	4.750%	12/15/14	4,750	5,020
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	56,000	58,245
	Capital One Bank USA NA	6.500%	6/13/13	20,705	20,732
	Capital One Financial Corp.	2.150%	3/23/15	27,380	27,871
	Capital One Financial Corp.	3.150%	7/15/16	10,000	10,556
	Capital One Financial Corp.	5.250%	2/21/17	3,580	4,013
	Capital One Financial Corp.	4.750%	7/15/21	18,835	21,119
	Citigroup Inc.	4.587%	12/15/15	23,975	25,959
	Citigroup Inc.	3.953%	6/15/16	41,322	44,348
	Citigroup Inc.	5.850%	8/2/16	30,000	33,969
	Citigroup Inc.	4.450%	1/10/17	35,670	38,999
	Citigroup Inc.	6.125%	11/21/17	64,960	75,795
	Citigroup Inc.	1.750%	5/1/18	25,000	24,662
	Citigroup Inc.	6.125%	5/15/18	9,500	11,218
	Citigroup Inc.	8.500%	5/22/19	34,000	44,552
	Citigroup Inc.	5.375%	8/9/20	26,025	30,006
	Citigroup Inc.	4.500%	1/14/22	20,000	21,706
	Citigroup Inc.	6.625%	6/15/32	45,000	51,173
	Citigroup Inc.	6.125%	8/25/36	30,000	32,534
	Citigroup Inc.	8.125%	7/15/39	8,325	11,786
	Citigroup Inc.	5.875%	1/30/42	1,290	1,499
5	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	52,000	53,868
5	Credit Agricole SA	3.500%	4/13/15	50,000	51,795
	Credit Suisse	2.200%	1/14/14	41,000	41,468
	Credit Suisse	5.500%	5/1/14	30,000	31,337
	Deutsche Bank Financial LLC	5.375%	3/2/15	59,215	62,817
	Goldman Sachs Group Inc.	5.350%	1/15/16	58,000	63,678
	Goldman Sachs Group Inc.	5.625%	1/15/17	40,000	44,317
	Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	50,684
	Goldman Sachs Group Inc.	6.000%	6/15/20	5,000	5,864
	Goldman Sachs Group Inc.	5.250%	7/27/21	23,720	26,424
	Goldman Sachs Group Inc.	5.750%	1/24/22	40,725	46,650
	Goldman Sachs Group Inc.	3.625%	1/22/23	63,920	63,274
	Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	52,669
	Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	47,963
	Goldman Sachs Group Inc.	6.250%	2/1/41	35,320	41,438
5	HSBC Bank plc	2.000%	1/19/14	9,820	9,863
5	HSBC Bank plc	3.500%	6/28/15	17,937	18,905
5	HSBC Bank plc	4.750%	1/19/21	62,040	70,423
	HSBC Bank USA NA	4.625%	4/1/14	19,710	20,365
	HSBC Holdings plc	4.000%	3/30/22	72,455	76,529
	HSBC Holdings plc	6.500%	5/2/36	25,000	30,207
	HSBC Holdings plc	6.100%	1/14/42	54,000	67,512
	HSBC USA Inc.	1.625%	1/16/18	39,500	39,176
5	ING Bank NV	2.000%	10/18/13	40,000	40,171

4

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	ING Bank NV	3.750%	3/7/17	23,000	24,371
	JPMorgan Chase & Co.	5.125%	9/15/14	14,550	15,323
	JPMorgan Chase & Co.	5.250%	5/1/15	40,000	43,059
	JPMorgan Chase & Co.	6.000%	1/15/18	57,000	66,553
	JPMorgan Chase & Co.	6.300%	4/23/19	10,340	12,451
	JPMorgan Chase & Co.	4.950%	3/25/20	55,000	62,022
	JPMorgan Chase & Co.	4.350%	8/15/21	31,386	33,593
	JPMorgan Chase & Co.	4.500%	1/24/22	20,000	21,664
	JPMorgan Chase & Co.	3.250%	9/23/22	18,645	18,320
	JPMorgan Chase & Co.	3.375%	5/1/23	5,785	5,487
	JPMorgan Chase & Co.	5.600%	7/15/41	96,000	111,103
	JPMorgan Chase & Co.	5.400%	1/6/42	18,035	20,325
	Mellon Funding Corp.	5.000%	12/1/14	30,000	31,889
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	70,000	77,519
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	23,000	26,716
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	40,000	47,800
	Morgan Stanley	6.750%	10/15/13	25,775	26,347
	Morgan Stanley	7.070%	2/10/14	17,500	17,991
	Morgan Stanley	4.750%	4/1/14	70,000	71,910
	Morgan Stanley	6.000%	5/13/14	7,835	8,202
	Morgan Stanley	6.000%	4/28/15	44,000	47,750
	Morgan Stanley	3.800%	4/29/16	9,470	9,983
	Morgan Stanley	5.450%	1/9/17	70,000	77,766
	Morgan Stanley	2.125%	4/25/18	40,000	39,420
	Morgan Stanley	5.625%	9/23/19	9,800	11,050
	Morgan Stanley	5.750%	1/25/21	79,825	91,076
	Morgan Stanley	6.250%	8/9/26	20,000	23,166
	National City Corp.	6.875%	5/15/19	13,950	17,033
5	Nordea Bank AB	2.125%	1/14/14	39,500	39,870
5	Nordea Bank AB	3.700%	11/13/14	22,880	23,848
	Northern Trust Corp.	3.450%	11/4/20	9,000	9,562
	Paribas	6.950%	7/22/13	40,000	40,292
	PNC Bank NA	4.875%	9/21/17	50,000	56,389
3	PNC Financial Services Group Inc.	4.494%	5/29/49	44,000	43,780
5	Standard Chartered plc	3.850%	4/27/15	14,990	15,677
	State Street Corp.	5.375%	4/30/17	76,315	87,605
5	Svenska Handelsbanken AB	4.875%	6/10/14	56,000	58,160
	Svenska Handelsbanken AB	2.875%	4/4/17	40,000	42,038
	UBS AG	3.875%	1/15/15	29,052	30,465
	UBS AG	5.875%	7/15/16	50,000	55,700
	UBS AG	4.875%	8/4/20	8,000	9,087
	US Bancorp	2.875%	11/20/14	32,000	33,042
	US Bancorp	1.650%	5/15/17	32,000	32,379
	US Bank NA	6.300%	2/4/14	30,000	31,152
	Wachovia Bank NA	6.600%	1/15/38	60,000	76,863
	Wachovia Corp.	5.250%	8/1/14	2,900	3,051
	Wells Fargo & Co.	4.625%	4/15/14	15,000	15,497
	Wells Fargo & Co.	3.750%	10/1/14	28,000	29,152
	Wells Fargo & Co.	3.625%	4/15/15	2,200	2,316
	Wells Fargo & Co.	3.676%	6/15/16	19,000	20,394
	Wells Fargo & Co.	5.125%	9/15/16	25,000	27,929
	Wells Fargo & Co.	2.625%	12/15/16	53,000	55,412
	Wells Fargo & Co.	5.625%	12/11/17	31,150	36,310
	Wells Fargo & Co.	3.500%	3/8/22	72,215	74,746
	Wells Fargo & Co.	3.450%	2/13/23	35,620	34,699
	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	11,590	13,648

	Finance Companies (0.5%)
	General Electric Capital Corp.	4.625%	1/7/21	78,930	86,953
	General Electric Capital Corp.	5.300%	2/11/21	30,850	34,937
	General Electric Capital Corp.	3.150%	9/7/22	70,030	68,698
	General Electric Capital Corp.	3.100%	1/9/23	19,460	18,937

5

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	6.750%	3/15/32	30,000	37,453
	General Electric Capital Corp.	6.150%	8/7/37	46,100	54,742
	General Electric Capital Corp.	5.875%	1/14/38	66,921	76,743
	General Electric Capital Corp.	6.875%	1/10/39	25,440	32,692
	Insurance (1.5%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	29,300
	ACE INA Holdings Inc.	2.600%	11/23/15	11,000	11,499
	ACE INA Holdings Inc.	5.800%	3/15/18	40,360	48,083
	Aetna Inc.	1.750%	5/15/17	2,636	2,651
	Aetna Inc.	6.500%	9/15/18	11,460	13,915
	Allstate Corp.	5.000%	8/15/14	10,000	10,519
3	Allstate Corp.	6.125%	5/15/67	30,000	33,068
3	Allstate Corp.	6.500%	5/15/67	20,000	22,550
	Chubb Corp.	6.000%	5/11/37	50,000	63,176
5	Farmers Exchange Capital	7.050%	7/15/28	25,000	31,428
	Hartford Financial Services Group Inc.	4.625%	7/15/13	9,000	9,039
	Hartford Financial Services Group Inc.	4.750%	3/1/14	15,000	15,365
5	Jackson National Life Insurance Co.	8.150%	3/15/27	39,480	50,556
5	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	39,382
	Loews Corp.	2.625%	5/15/23	21,720	20,591
5	MassMutual Global Funding II	2.875%	4/21/14	11,390	11,638
	MetLife Inc.	4.125%	8/13/42	5,565	5,247
5	Metropolitan Life Global Funding I	5.125%	6/10/14	20,000	20,916
5	Metropolitan Life Global Funding I	1.500%	1/10/18	50,360	50,091
5	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	58,156
5	New York Life Global Funding	1.650%	5/15/17	44,000	44,301
5	New York Life Insurance Co.	5.875%	5/15/33	55,395	65,295
	Prudential Financial Inc.	4.750%	4/1/14	28,700	29,678
	Prudential Financial Inc.	5.100%	9/20/14	10,000	10,557
	Prudential Financial Inc.	3.000%	5/12/16	11,995	12,651
	Prudential Financial Inc.	4.500%	11/15/20	34,365	38,386
5	QBE Insurance Group Ltd.	2.400%	5/1/18	9,160	9,080
	Torchmark Corp.	7.875%	5/15/23	45,000	58,927
	Travelers Cos. Inc.	5.800%	5/15/18	32,500	38,928
	UnitedHealth Group Inc.	6.000%	6/15/17	9,500	11,148
	UnitedHealth Group Inc.	6.000%	2/15/18	26,300	31,459
	UnitedHealth Group Inc.	3.875%	10/15/20	27,960	30,158
	UnitedHealth Group Inc.	2.875%	3/15/22	3,335	3,331
	UnitedHealth Group Inc.	2.875%	3/15/23	16,000	15,711
	UnitedHealth Group Inc.	4.250%	3/15/43	67,400	65,367
	WellPoint Inc.	4.350%	8/15/20	10,000	10,976
	WellPoint Inc.	3.125%	5/15/22	53,740	53,301
	WellPoint Inc.	3.300%	1/15/23	8,585	8,549
	Real Estate Investment Trusts (0.3%)
	Duke Realty LP	6.500%	1/15/18	8,755	10,321
	HCP Inc.	3.750%	2/1/16	7,950	8,469
	Realty Income Corp.	6.750%	8/15/19	21,075	25,656
	Simon Property Group LP	5.100%	6/15/15	50,000	54,391
	Simon Property Group LP	6.100%	5/1/16	49,050	55,573
5	WEA Finance LLC	7.125%	4/15/18	34,000	41,571
					6,293,638
Industrial (11.1%)
	Basic Industry (0.3%)
5	Barrick Gold Corp.	4.100%	5/1/23	12,575	11,896
	BHP Billiton Finance USA Ltd.	7.250%	3/1/16	15,000	17,481
	EI du Pont de Nemours & Co.	2.750%	4/1/16	54,000	56,821
	Rio Tinto Alcan Inc.	7.250%	3/15/31	21,273	28,096
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	37,000	45,049
	Rio Tinto Finance USA plc	2.000%	3/22/17	8,095	8,207
	Rio Tinto Finance USA plc	3.500%	3/22/22	17,000	17,166
3	Rohm and Haas Holdings Ltd.	9.800%	4/15/20	5,250	6,302

6

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital Goods (0.8%)
	3M Co.	6.375%	2/15/28	24,990	33,219
	Boeing Co.	8.625%	11/15/31	9,460	14,248
	Caterpillar Financial Services Corp.	1.625%	6/1/17	25,220	25,468
	Caterpillar Financial Services Corp.	2.625%	3/1/23	50,000	48,464
	Caterpillar Inc.	3.900%	5/27/21	51,914	56,319
	Caterpillar Inc.	2.600%	6/26/22	11,345	11,120
	Caterpillar Inc.	3.803%	8/15/42	13,960	12,762
	Deere & Co.	7.125%	3/3/31	17,500	24,091
	General Dynamics Corp.	3.875%	7/15/21	14,925	16,183
	General Electric Co.	5.250%	12/6/17	11,685	13,514
	General Electric Co.	4.125%	10/9/42	8,735	8,345
	Honeywell International Inc.	4.250%	3/1/21	40,681	45,842
	John Deere Capital Corp.	2.250%	4/17/19	28,125	28,793
	John Deere Capital Corp.	1.700%	1/15/20	21,935	21,304
5	Siemens Financieringsmaatschappij NV	5.750%	10/17/16	89,650	103,225
	United Technologies Corp.	1.800%	6/1/17	21,785	22,223
	United Technologies Corp.	3.100%	6/1/22	7,010	7,159
	United Technologies Corp.	7.500%	9/15/29	19,230	27,388
	United Technologies Corp.	6.050%	6/1/36	20,325	25,407
	United Technologies Corp.	6.125%	7/15/38	45,000	57,674
	Communication (2.4%)
	America Movil SAB de CV	3.125%	7/16/22	69,290	66,272
	America Movil SAB de CV	4.375%	7/16/42	20,430	18,388
5	American Tower Trust I	1.551%	3/15/18	14,885	14,813
	AT&T Inc.	5.100%	9/15/14	30,160	31,869
	AT&T Inc.	2.950%	5/15/16	23,655	24,968
	AT&T Inc.	1.600%	2/15/17	38,000	38,258
	AT&T Inc.	1.400%	12/1/17	24,000	23,833
	AT&T Inc.	5.600%	5/15/18	44,000	52,056
	AT&T Inc.	4.450%	5/15/21	10,000	11,175
	AT&T Inc.	6.450%	6/15/34	73,115	88,615
	AT&T Inc.	6.800%	5/15/36	11,305	14,276
	AT&T Inc.	6.500%	9/1/37	9,675	11,820
	AT&T Inc.	6.550%	2/15/39	15,265	18,734
	BellSouth Corp.	5.200%	9/15/14	20,000	21,140
	BellSouth Corp.	6.550%	6/15/34	32,225	37,416
	BellSouth Corp.	6.000%	11/15/34	11,995	13,091
	BellSouth Telecommunications Inc.	7.000%	12/1/95	27,600	31,680
	CBS Corp.	4.300%	2/15/21	27,830	29,881
	CBS Corp.	3.375%	3/1/22	15,680	15,696
	Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	21,000	27,943
	Comcast Corp.	5.700%	5/15/18	20,000	23,882
	Comcast Corp.	4.250%	1/15/33	42,890	42,792
	Comcast Corp.	5.650%	6/15/35	4,725	5,482
	Comcast Corp.	6.500%	11/15/35	4,720	5,962
	Comcast Corp.	4.650%	7/15/42	34,070	34,743
	Comcast Corp.	4.500%	1/15/43	22,000	22,118
5	COX Communications Inc.	4.700%	12/15/42	5,775	5,555
5	COX Communications Inc.	4.500%	6/30/43	33,530	31,192
5	Deutsche Telekom International Finance BV	2.250%	3/6/17	15,785	16,130
5	Deutsche Telekom International Finance BV	4.875%	3/6/42	27,715	28,339
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	7,665	8,046
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	31,150	33,030
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	18,320	18,142
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	20,000	22,626
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	5,000	5,406
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	10,000	10,705
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	27,190	30,776
	Discovery Communications LLC	5.625%	8/15/19	10,635	12,550
	Discovery Communications LLC	5.050%	6/1/20	8,365	9,552
	Discovery Communications LLC	3.250%	4/1/23	5,440	5,372
	Discovery Communications LLC	4.950%	5/15/42	4,175	4,196

7

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Discovery Communications LLC	4.875%	4/1/43	7,615	7,588
	France Telecom SA	4.125%	9/14/21	37,500	39,610
	Grupo Televisa SAB	6.625%	1/15/40	25,090	30,035
5	NBCUniversal Enterprise Inc.	1.662%	4/15/18	56,135	56,268
5	NBCUniversal Enterprise Inc.	1.974%	4/15/19	100,115	100,295
	NBCUniversal Media LLC	4.375%	4/1/21	23,900	26,668
	News America Inc.	4.500%	2/15/21	14,500	16,141
	News America Inc.	6.150%	2/15/41	33,265	38,704
5	SBA Tower Trust	2.933%	12/15/17	33,310	34,433
	Telefonica Emisiones SAU	3.992%	2/16/16	26,170	27,446
	Time Warner Cable Inc.	5.850%	5/1/17	34,980	40,298
	Time Warner Cable Inc.	6.750%	6/15/39	20,230	23,592
	Verizon Communications Inc.	5.500%	4/1/17	25,000	28,599
	Verizon Communications Inc.	3.500%	11/1/21	5,495	5,677
	Verizon Communications Inc.	7.750%	12/1/30	56,410	76,174
	Verizon Communications Inc.	5.850%	9/15/35	49,525	55,981
	Verizon Communications Inc.	6.900%	4/15/38	9,710	12,412
	Verizon Communications Inc.	4.750%	11/1/41	11,880	11,692
	Verizon Maryland LLC	7.150%	5/1/23	10,000	10,019
	Vodafone Group plc	5.000%	12/16/13	10,000	10,244
	Vodafone Group plc	5.375%	1/30/15	40,000	42,992
	Vodafone Group plc	2.875%	3/16/16	33,000	34,579
	Vodafone Group plc	2.500%	9/26/22	41,355	38,626
	Consumer Cyclical (2.0%)
	Amazon.com Inc.	2.500%	11/29/22	34,760	33,003
5	American Honda Finance Corp.	1.500%	9/11/17	18,760	18,744
5	American Honda Finance Corp.	1.600%	2/16/18	30,845	30,774
	AutoZone Inc.	3.700%	4/15/22	35,435	36,022
	AutoZone Inc.	3.125%	7/15/23	33,000	32,003
	CVS Caremark Corp.	4.875%	9/15/14	25,200	26,589
	CVS Caremark Corp.	5.750%	6/1/17	12,753	14,865
	CVS Caremark Corp.	2.750%	12/1/22	50,000	48,649
	Daimler Finance North America LLC	6.500%	11/15/13	23,615	24,235
5	Daimler Finance North America LLC	2.250%	7/31/19	69,485	69,080
	Daimler Finance North America LLC	8.500%	1/18/31	33,000	50,068
	eBay Inc.	1.350%	7/15/17	12,580	12,595
	eBay Inc.	2.600%	7/15/22	20,130	19,476
	Home Depot Inc.	3.950%	9/15/20	16,000	17,736
	Home Depot Inc.	2.700%	4/1/23	31,170	30,403
5	Hyundai Capital America	1.625%	10/2/15	14,955	14,970
	Johnson Controls Inc.	7.125%	7/15/17	36,300	42,974
	Lowe's Cos. Inc.	6.875%	2/15/28	5,790	7,512
	Lowe's Cos. Inc.	6.500%	3/15/29	39,900	49,372
	Lowe's Cos. Inc.	5.500%	10/15/35	20,000	22,475
	Lowe's Cos. Inc.	6.650%	9/15/37	25,905	33,498
	McDonald's Corp.	1.875%	5/29/19	16,685	16,802
	McDonald's Corp.	2.625%	1/15/22	7,805	7,790
5	Nissan Motor Acceptance Corp.	1.950%	9/12/17	44,895	45,187
5	Nissan Motor Acceptance Corp.	1.800%	3/15/18	46,400	46,019
	PACCAR Financial Corp.	1.600%	3/15/17	39,311	39,627
	Target Corp.	5.875%	7/15/16	20,000	23,078
	Target Corp.	2.900%	1/15/22	27,000	27,328
	Time Warner Cos. Inc.	7.570%	2/1/24	20,000	26,450
	Time Warner Cos. Inc.	6.950%	1/15/28	20,000	25,376
	Time Warner Inc.	4.875%	3/15/20	14,000	15,845
	Time Warner Inc.	4.750%	3/29/21	8,000	8,974
	Toyota Motor Credit Corp.	2.800%	1/11/16	42,517	44,710
	Toyota Motor Credit Corp.	1.750%	5/22/17	47,000	47,503
	Toyota Motor Credit Corp.	1.250%	10/5/17	35,945	35,538
	Viacom Inc.	6.125%	10/5/17	7,500	8,825
	Viacom Inc.	3.250%	3/15/23	19,020	18,674
	Viacom Inc.	4.875%	6/15/43	25,080	24,569
5	Volkswagen International Finance NV	1.625%	3/22/15	83,250	84,250

8

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wal-Mart Stores Inc.	3.250%	10/25/20	25,754	27,299
	Wal-Mart Stores Inc.	4.250%	4/15/21	29,000	32,623
	Wal-Mart Stores Inc.	2.550%	4/11/23	69,450	67,031
	Wal-Mart Stores Inc.	5.625%	4/15/41	112,595	135,373
	Walt Disney Co.	5.625%	9/15/16	30,000	34,513
	Consumer Noncyclical (3.7%)
5	AbbVie Inc.	1.750%	11/6/17	31,160	31,291
5	AbbVie Inc.	2.000%	11/6/18	37,390	37,464
	Altria Group Inc.	4.750%	5/5/21	23,376	25,909
	Altria Group Inc.	2.850%	8/9/22	11,000	10,476
	Altria Group Inc.	4.500%	5/2/43	52,500	48,196
	Amgen Inc.	2.300%	6/15/16	25,340	26,219
	Amgen Inc.	5.150%	11/15/41	36,000	38,216
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	15,000	17,330
	Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	23,578
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	12,830	15,185
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	36,000	40,456
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	83,800	80,740
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	4,720	4,289
	AstraZeneca plc	1.950%	9/18/19	43,465	43,287
	AstraZeneca plc	6.450%	9/15/37	23,385	29,844
5	BAT International Finance plc	3.250%	6/7/22	58,280	59,465
	Baxter International Inc.	5.900%	9/1/16	12,498	14,401
	Cardinal Health Inc.	1.700%	3/15/18	2,585	2,553
	Cardinal Health Inc.	3.200%	3/15/23	13,035	12,671
5	Cargill Inc.	6.000%	11/27/17	25,000	29,615
5	Cargill Inc.	4.307%	5/14/21	60,532	65,951
5	Cargill Inc.	6.875%	5/1/28	19,355	23,853
5	Cargill Inc.	6.125%	4/19/34	28,980	34,549
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	2,140	2,120
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	40,735	39,614
	Coca-Cola Co.	5.350%	11/15/17	85,000	99,254
	Coca-Cola Co.	3.300%	9/1/21	10,075	10,695
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	9,900	10,333
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	8,430	9,269
	Coca-Cola HBC Finance BV	5.125%	9/17/13	43,000	43,408
	Coca-Cola HBC Finance BV	5.500%	9/17/15	17,440	18,963
	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	19,692
	ConAgra Foods Inc.	1.900%	1/25/18	9,090	9,122
	ConAgra Foods Inc.	3.200%	1/25/23	7,690	7,602
	Diageo Capital plc	2.625%	4/29/23	48,310	46,403
	Diageo Investment Corp.	2.875%	5/11/22	26,991	26,936
	Dr Pepper Snapple Group Inc.	2.000%	1/15/20	7,850	7,635
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	7,905	7,654
	Express Scripts Holding Co.	2.650%	2/15/17	43,711	45,317
	Express Scripts Holding Co.	4.750%	11/15/21	9,750	10,914
6	General Mills Inc.	6.390%	2/5/23	50,000	59,901
	General Mills Inc.	4.150%	2/15/43	20,280	19,795
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	36,160	35,487
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	51,569
	GlaxoSmithKline Capital plc	1.500%	5/8/17	36,755	37,119
	GlaxoSmithKline Capital plc	2.850%	5/8/22	28,930	28,883
5	Heineken NV	1.400%	10/1/17	8,150	8,045
5	Heineken NV	2.750%	4/1/23	25,450	24,657
5	Heineken NV	4.000%	10/1/42	1,390	1,291
	Hershey Co.	4.850%	8/15/15	9,620	10,501
	Johnson & Johnson	5.150%	7/15/18	14,800	17,511
	Kaiser Foundation Hospitals	3.500%	4/1/22	11,731	12,045
	Kaiser Foundation Hospitals	4.875%	4/1/42	13,205	13,993
	Kellogg Co.	4.000%	12/15/20	57,000	62,179
	Kraft Foods Group Inc.	2.250%	6/5/17	11,390	11,684
	Kraft Foods Group Inc.	3.500%	6/6/22	40,490	41,593
	Kraft Foods Group Inc.	5.000%	6/4/42	12,505	13,171

9

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	McKesson Corp.	3.250%	3/1/16	6,650	7,066
	McKesson Corp.	2.700%	12/15/22	7,710	7,482
	McKesson Corp.	2.850%	3/15/23	7,620	7,429
	Medtronic Inc.	4.750%	9/15/15	20,000	21,846
	Medtronic Inc.	1.375%	4/1/18	13,520	13,410
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	11,055	10,328
	Merck & Co. Inc.	1.300%	5/18/18	33,670	33,348
	Merck & Co. Inc.	2.800%	5/18/23	54,775	53,884
	Merck & Co. Inc.	6.550%	9/15/37	10,000	13,400
	Merck & Co. Inc.	4.150%	5/18/43	22,090	21,743
	Molson Coors Brewing Co.	2.000%	5/1/17	1,180	1,199
	Molson Coors Brewing Co.	3.500%	5/1/22	16,525	16,932
	Molson Coors Brewing Co.	5.000%	5/1/42	14,965	15,328
	Mondelez International Inc.	5.375%	2/10/20	24,000	27,772
	Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,950	2,026
	Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	13,474
	PepsiCo Inc.	3.100%	1/15/15	38,800	40,392
	PepsiCo Inc.	2.750%	3/1/23	45,000	43,646
	PepsiCo Inc.	4.000%	3/5/42	51,391	48,997
	Pfizer Inc.	5.350%	3/15/15	14,180	15,346
	Pfizer Inc.	3.000%	6/15/23	70,000	69,758
	Philip Morris International Inc.	4.500%	3/26/20	8,250	9,365
	Philip Morris International Inc.	4.125%	5/17/21	43,025	47,318
	Philip Morris International Inc.	2.500%	8/22/22	21,645	20,846
	Philip Morris International Inc.	2.625%	3/6/23	37,000	35,618
3	Procter & Gamble - Esop	9.360%	1/1/21	42,736	55,999
5	Roche Holdings Inc.	6.000%	3/1/19	14,250	17,411
5	SABMiller Holdings Inc.	2.450%	1/15/17	11,400	11,803
5	SABMiller Holdings Inc.	3.750%	1/15/22	2,390	2,527
5	SABMiller Holdings Inc.	4.950%	1/15/42	4,100	4,449
5	SABMiller plc	6.500%	7/1/16	50,000	57,803
	Sanofi	4.000%	3/29/21	44,090	48,462
	St. Jude Medical Inc.	2.500%	1/15/16	24,840	25,647
5	Tesco plc	5.500%	11/15/17	50,000	57,542
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	9,385	9,691
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	10,355	10,748
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	11,405	11,979
	Thermo Fisher Scientific Inc.	1.850%	1/15/18	20,495	20,341
	Unilever Capital Corp.	4.250%	2/10/21	95,235	107,376
	Wyeth LLC	5.950%	4/1/37	25,000	30,755
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	38,444
5	Zoetis Inc.	3.250%	2/1/23	3,475	3,458
5	Zoetis Inc.	4.700%	2/1/43	4,170	4,215
	Energy (0.8%)
	Apache Finance Canada Corp.	7.750%	12/15/29	19,910	27,197
	BP Capital Markets plc	3.125%	10/1/15	16,000	16,866
	BP Capital Markets plc	3.200%	3/11/16	33,000	35,021
	BP Capital Markets plc	1.846%	5/5/17	25,000	25,337
	BP Capital Markets plc	4.750%	3/10/19	27,215	31,140
	BP Capital Markets plc	4.500%	10/1/20	16,000	18,014
	BP Capital Markets plc	3.245%	5/6/22	35,000	35,363
	ConocoPhillips	5.200%	5/15/18	80,000	93,138
	EOG Resources Inc.	5.625%	6/1/19	16,100	19,337
5	Motiva Enterprises LLC	5.750%	1/15/20	5,065	6,031
	Occidental Petroleum Corp.	4.100%	2/1/21	39,240	43,128
	Occidental Petroleum Corp.	2.700%	2/15/23	21,000	20,300
5	Schlumberger Investment SA	2.400%	8/1/22	23,925	23,174
	Shell International Finance BV	3.250%	9/22/15	29,575	31,396
	Shell International Finance BV	4.375%	3/25/20	38,000	43,375
	Shell International Finance BV	2.250%	1/6/23	34,000	32,269
	Suncor Energy Inc.	5.950%	12/1/34	20,700	23,838
	Total Capital International SA	1.550%	6/28/17	44,415	44,623
	Total Capital International SA	2.700%	1/25/23	33,630	32,761

10

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Other Industrial (0.1%)
5	Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	6,145	6,459
3	Johns Hopkins University Maryland GO	4.083%	7/1/53	26,970	26,662
	Technology (0.6%)
	Apple Inc.	2.400%	5/3/23	48,685	46,723
	Apple Inc.	3.850%	5/4/43	17,000	15,577
	Cisco Systems Inc.	4.450%	1/15/20	40,000	45,403
	Google Inc.	2.125%	5/19/16	17,515	18,253
	Hewlett-Packard Co.	5.500%	3/1/18	29,135	32,780
	Hewlett-Packard Co.	3.750%	12/1/20	82,000	81,576
	Hewlett-Packard Co.	4.300%	6/1/21	26,000	26,280
	International Business Machines Corp.	2.000%	1/5/16	40,400	41,646
	International Business Machines Corp.	1.950%	7/22/16	23,211	23,997
	International Business Machines Corp.	1.250%	2/6/17	10,075	10,107
	International Business Machines Corp.	8.375%	11/1/19	25,000	34,210
	International Business Machines Corp.	5.875%	11/29/32	25,000	31,802
	Microsoft Corp.	4.000%	2/8/21	16,000	17,844
	Oracle Corp.	6.125%	7/8/39	18,000	22,648
	Transportation (0.4%)
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,659
3	Continental Airlines 2007-1 Class A Pass Through
	Trust	5.983%	4/19/22	27,603	31,329
5	ERAC USA Finance LLC	2.250%	1/10/14	5,890	5,943
5	ERAC USA Finance LLC	5.900%	11/15/15	19,500	21,556
5	ERAC USA Finance LLC	2.750%	3/15/17	6,795	7,004
5	ERAC USA Finance LLC	4.500%	8/16/21	9,295	10,108
5	ERAC USA Finance LLC	3.300%	10/15/22	2,115	2,085
5	ERAC USA Finance LLC	7.000%	10/15/37	26,175	32,949
5	ERAC USA Finance LLC	5.625%	3/15/42	10,000	10,904
3	Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	27,510	33,131
	FedEx Corp.	2.625%	8/1/22	5,385	5,203
	FedEx Corp.	2.700%	4/15/23	9,930	9,586
	FedEx Corp.	3.875%	8/1/42	5,095	4,660
5	Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	4,260	4,232
	Southwest Airlines Co.	5.750%	12/15/16	32,500	36,582
3	Southwest Airlines Co. 1993-A Pass Through Trust	7.540%	6/29/15	17,713	18,680
3	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	19,034	22,602
	United Parcel Service Inc.	1.125%	10/1/17	4,680	4,661
	United Parcel Service Inc.	2.450%	10/1/22	17,950	17,479
	United Parcel Service Inc.	4.875%	11/15/40	14,815	16,442
					8,092,352
Utilities (2.1%)
	Electric (1.7%)
	Alabama Power Co.	5.550%	2/1/17	17,650	20,244
	Alabama Power Co.	5.700%	2/15/33	15,000	17,955
	Ameren Illinois Co.	6.125%	12/15/28	54,000	65,487
	Commonwealth Edison Co.	5.950%	8/15/16	23,120	26,629
	Connecticut Light & Power Co.	5.650%	5/1/18	13,655	16,140
	Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	20,930	23,922
	Consolidated Edison Co. of New York Inc.	5.300%	12/1/16	25,505	29,160
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	14,369
	Dominion Resources Inc.	5.200%	8/15/19	19,250	22,588
	Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	10,489
	Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	21,235
	Duke Energy Carolinas LLC	3.900%	6/15/21	50,025	55,164
	Duke Energy Florida Inc.	6.350%	9/15/37	8,000	10,302
	Duke Energy Florida Inc.	6.400%	6/15/38	27,055	34,742
	Duke Energy Progress Inc.	6.300%	4/1/38	14,705	18,932
5	Enel Finance International NV	6.800%	9/15/37	29,505	31,459
	Florida Power & Light Co.	5.650%	2/1/35	50,000	60,669
	Florida Power & Light Co.	4.950%	6/1/35	10,000	11,213
	Florida Power & Light Co.	5.650%	2/1/37	5,000	6,066

11

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Florida Power & Light Co.	5.950%	2/1/38	39,215	49,358
	Georgia Power Co.	5.400%	6/1/18	38,660	45,492
	Georgia Power Co.	4.300%	3/15/42	23,145	22,668
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	25,000	30,004
	National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	24,125	25,861
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	70,379
	Northern States Power Co.	6.250%	6/1/36	50,000	65,398
	NSTAR LLC	4.500%	11/15/19	3,535	4,007
	Pacific Gas & Electric Co.	4.250%	5/15/21	11,365	12,668
	PacifiCorp	5.900%	8/15/34	12,500	15,014
	PacifiCorp	6.250%	10/15/37	36,635	47,505
	Peco Energy Co.	5.350%	3/1/18	20,545	24,128
	Potomac Electric Power Co.	6.500%	11/15/37	25,000	33,191
	PPL Energy Supply LLC	6.200%	5/15/16	13,573	15,323
	Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	29,463
	San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,620
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	10,647
	South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	42,338
	Southern California Edison Co.	6.000%	1/15/34	7,695	9,744
	Southern California Edison Co.	5.550%	1/15/37	50,475	60,217
	Southern California Edison Co.	5.950%	2/1/38	40,000	50,489
	Virginia Electric & Power Co.	2.750%	3/15/23	34,540	34,420
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	21,254
	Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	54,615
	Natural Gas (0.3%)
	AGL Capital Corp.	6.375%	7/15/16	25,815	29,795
	British Transco Finance Inc.	6.625%	6/1/18	50,000	60,570
5	DCP Midstream LLC	6.450%	11/3/36	30,325	33,549
	National Grid plc	6.300%	8/1/16	30,000	34,500
	TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	50,906
	Wisconsin Gas LLC	6.600%	9/15/13	13,100	13,296
	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	37,590	42,903

					1,541,087

Total Corporate Bonds (Cost $14,653,186)					15,927,077
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
5	Abu Dhabi National Energy Co.	5.875%	10/27/16	41,140	46,238
5	CDP Financial Inc.	4.400%	11/25/19	40,000	45,176
5	Electricite de France SA	4.600%	1/27/20	50,000	55,611
5	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	22,000	21,562
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	47,619
	Japan Finance Organization for Municipalities	4.625%	4/21/15	7,800	8,379
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	10,500	11,238
	Province of Ontario	4.500%	2/3/15	12,270	13,087
	Province of Ontario	4.000%	10/7/19	56,415	63,418
	Province of Ontario	4.400%	4/14/20	50,000	57,241
	Quebec	5.125%	11/14/16	50,000	57,178
5	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	14,985	15,790
	Republic of South Africa	6.500%	6/2/14	21,900	22,988
5	Temasek Financial I Ltd.	2.375%	1/23/23	45,150	42,753

Total Sovereign Bonds (Cost $460,943)					508,278

Taxable Municipal Bonds (1.6%)
	Atlanta GA Downtown Development Authority Revenue	6.875%	2/1/21	9,770	11,795
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	40,000	53,644
	California GO	5.700%	11/1/21	16,840	20,047
	California GO	7.550%	4/1/39	13,375	19,249
	California GO	7.300%	10/1/39	4,280	5,950
	California GO	7.600%	11/1/40	23,935	35,205

12

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	10,644
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	21,280	24,421
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	8,970	11,296
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	38,903
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	26,580	30,425
	Houston TX GO	6.290%	3/1/32	25,000	30,630
	Illinois GO	5.100%	6/1/33	3,145	3,169
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	36,848
7	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	50,000	56,451
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	15,645	19,035
	Los Angeles CA Unified School District GO	5.750%	7/1/34	55,325	65,849
	Louisville & Jefferson County KY Metropolitan Sewer
	District Revenue	6.250%	5/15/43	19,000	24,817
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	21,685	27,165
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	22,105	26,979
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	51,132
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	5,627
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.790%	6/15/41	2,030	2,333
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	15,950	20,316
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	15,793
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,235	6,529
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	61,100	82,308
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	25,930	32,476
	Oregon GO	5.902%	8/1/38	19,510	22,693
7	Oregon School Boards Association GO	5.528%	6/30/28	50,000	57,498
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	12,735	16,098
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	13,218
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	53,000	52,212
	President & Fellows of Harvard College Massachusetts
	GO	6.300%	10/1/37	50,675	58,403
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	15,137
	Stanford University	6.875%	2/1/24	34,745	47,173
	Stanford University	7.650%	6/15/26	29,000	42,856
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	14,820	19,031
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	23,785	30,029
	University of California Revenue	5.770%	5/15/43	24,325	29,288

Total Taxable Municipal Bonds (Cost $970,595)					1,172,672

13

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2013

				Market
				Value
	Coupon		Shares	($000)

Temporary Cash Investments (2.1%)
Money Market Fund (0.0%)
8,9 Vanguard Market Liquidity Fund	0.136%		32,863,600	32,864

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements (2.1%)
Bank of America Securities, LLC(Dated 5/31/13,
Repurchase Value $82,101,000, collateralized by
U.S. Treasury Note/Bond 1.750%-3.250%, 6/30/16-
5/15/22)	0.080%	6/3/13	82,100	82,100
Deutsche Bank Securities, Inc.(Dated 5/31/13,
Repurchase Value $189,702,000, collateralized by
U.S. Treasury Note/Bond 1.000%-3.125%, 5/31/18-
2/15/43)	0.100%	6/3/13	189,700	189,700
HSBC Bank USA(Dated 5/31/13, Repurchase Value
$404,703,000, collateralized by Federal Home Loan
Mortgage Corp. 3.000%-3.500%, 4/1/43-5/1/43)	0.090%	6/3/13	404,700	404,700
RBC Capital Markets LLC(Dated 5/31/13, Repurchase
Value $350,002,000, collateralized by Federal
National Mortgage Assn. 3.500%-4.000%, 3/1/42)	0.080%	6/3/13	350,000	350,000
RBS Securities, Inc.(Dated 5/31/13, Repurchase Value
$248,501,000, collateralized by U.S. Treasury
Note/Bond 0.375%-3.000%, 7/15/14-8/15/42)	0.060%	6/3/13	248,500	248,500
TD Securities (USA) LLC(Dated 5/31/13, Repurchase
Value $236,501,000, collateralized by Federal Home
Loan Mortgage Corp. 3.500%, 9/1/42, and Federal
National Mortgage Assn. 4.000%, 5/1/42)	0.070%	6/3/13	236,500	236,500

				1,511,500

Total Temporary Cash Investments (Cost $1,544,364)				1,544,364

Total Investments (99.3%) (Cost $56,154,876)				72,550,409
Other Assets and Liabilities—Net (0.7%)[9,10]				543,564

Net Assets (100%)				73,093,973

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $29,718,000.
1 Securities with a value of $321,000 have been segregated as collateral for open swap contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2013.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the aggregate value of these securities was $2,589,810,000, representing
3.5% of net assets.
6 Adjustable-rate security.
7 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
9 Includes $32,864,000 of collateral received for securities on loan.
10 Cash of $8,757,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

14

© 2013 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA212_072013

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: July 19, 2013
VANGUARD WELLINGTON FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: July 19, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.